                                   UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549



                                      FORM 8-K



                                   Current Report



               Pursuant to Section 13 or 15(d) of the Securities and
                                Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported): January 21, 1998


                               HelpMate Robotics Inc.
               (Exact name of registrant as specified in its charter)

Connecticut                                   1-14160               06-1110906
(State or other jurisdiction          (Commission File Number)      (I.R.S. Employer
of incorporation or organization)                                   Identification No.)


     Shelter Rock Lane
     Danbury, Connecticut                                   06801
     (Address of principal executive offices)            (Zip Code)

         Registrant's telephone number, including area code: (203) 798-8988

Item 4.  Changes in Registrant's Certifying Accountants

In order to reduce its auditing expenses, on January 21, 1998, the Company appointed Arthur Anderson & Co., SC ("Arthur Andersen") as auditors for the fiscal year ended December 31, 1997 and terminated the appointment of Ernst & Young LLP ("Ernst") as its auditors for that year. Ernst had audited the Company's financial statements since 1985. During the two most recent fiscal years, none of Ernst's reports on the Company's financial statements contained an adverse opinion or disclaimer of opinion or was modified as to uncertainty, audit scope or accounting principles. The decision to change accountants must be approved by the Company's Board of Directors. There have been no disagreements with Ernst on any matter of accounting principals or practices, financial statement disclosure, or auditing scope or procedure which have not been resolved to Ernst's satisfaction.




                                     SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned , thereunto duly authorized.

                                   HelpMate Robotics Inc.
                                   ----------------------
                                       (Registrant)



Date: January 26, 1998             /s/ Thomas K. Sweeny
                                   --------------------
                                   Thomas K. Sweeny,
                                   President, and Chief Executive Officer,
                                   Director, Treasurer and Principal Financial
                                   Officer